UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, WI 53203
(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 29, 2025, Fiserv, Inc. (the “Company”) and its indirect, wholly owned subsidiary, Fiserv Funding Unlimited Company (the “Fiserv Funding”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters listed therein (the “Underwriters”), pursuant to which Fiserv Funding agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, €750,000,000 aggregate principal amount of Fiserv Funding’s 2.875% Senior Notes due 2028 (the “2028 Notes”), €775,000,000 aggregate principal amount of Fiserv Funding’s 3.500% Senior Notes due 2032 (the “2032 Notes”) and €650,000,000 aggregate principal amount of Fiserv Funding’s 4.000% Senior Notes due 2036 (the “2036 Notes” and, together with the 2028 Notes and the 2032 Notes, the “Notes”), in a public offering (the “Offering”), which Notes will be guaranteed as to payment of principal and interest by the Company pursuant to the guarantees contained in the Indenture, dated as of April 24, 2025, among the Issuer, the Company and U.S. Bank Trust Company, National Association, as trustee, and endorsed on the Notes (the “Guarantees”). The Offering is expected to close on May 7, 2025, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and Fiserv Funding, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes and the Guarantees are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-277241) filed with the Securities and Exchange Commission on February 22, 2024, as amended by the Post-Effective Amendment No. 1 to the Registration Statement that the Issuer and the Company filed with the Securities and Exchange Commission on April 24, 2025. The Company is also filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

1.1	Underwriting Agreement dated April 29, 2025, among Fiserv Funding, the Company and the Underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: April 30, 2025	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer